Identifiable Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Identifiable Intangible Assets and Goodwill
Identifiable Intangible Assets and Goodwill

A. Identifiable Intangible Assets

Balance Sheet Information

The following table provides the components of Identifiable intangible assets:
	December 31, 2017			December 31, 2016
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights(a)	$89,550	$(54,785)	$34,765	$83,390	$(49,650)	$33,740
Brands	2,134	(1,152)	982	2,092	(1,032)	1,060
Licensing agreements and other	1,911	(1,096)	815	1,869	(1,005)	864
	93,595	(57,033)	36,562	87,351	(51,687)	35,664
Indefinite-lived intangible assets
Brands and other	6,929		6,929	6,883		6,883
IPR&D(a)	5,249		5,249	10,101		10,101
	12,179		12,179	16,984		16,984
Identifiable intangible assets(b)	$105,774	$(57,033)	$48,741	$104,335	$(51,687)	$52,648

(a)
The changes in the gross carrying amount of Developed technology rights and IPR&D primarily reflect (i) the transfer of $4.8 billion from IPR&D to Developed technology rights to reflect the approval of Eucrisa, (ii) the Developed technology rights and IPR&D acquired as part of the acquisition of AstraZeneca’s small molecule anti-infectives business (see Note 2A), (iii) the Developed technology rights of $371 million recorded in connection with the EU and U.S. approvals of Besponsa (see Note 7E), (iv) the Developed technology rights of $364 million recorded in connection with the U.S. approval of Bosulif (see Note 7E) and (v) the Developed technology rights of $140 million recorded in connection with the approvals of Bavencio (see Note 2C) partially offset by (vi) measurement period adjustments related to Medivation (see Note 2A) and (vii) impairments of Developed technology rights (see Note 4).

(b)
The decrease in Identifiable intangible assets, less accumulated amortization, is primarily due to (i) amortization, (ii) measurement period adjustments related to Medivation (see Note 2A), as well as (iii) impairments of Developed technology rights (see Note 4), partially offset by (iv) assets acquired as part of the acquisition of AstraZeneca’s small molecule anti-infectives business (see Note 2A), (v) the assets recorded in connection with the EU and U.S. approvals of Besponsa and in connection with the U.S. approval of Bosulif (see Note 7E) and (vi) the assets recorded in connection with the approvals of Bavencio (see Note 2C).

Our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:
	December 31, 2017
	IH	EH	WRD
Developed technology rights	68%	31%	—
Brands, finite-lived	75%	25%	—
Brands, indefinite-lived	71%	29%	—
IPR&D	81%	12%	7%

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, representing the commercialized products included in our biopharmaceutical businesses. The more significant components of developed technology rights are the following (in order of significance): Xtandi, Prevnar 13/Prevenar 13 Infant, Eucrisa, Enbrel, Premarin, Prevnar 13/Prevenar 13 Adult, and, to a lesser extent Tygacil, Pristiq, Refacto AF and Zavicefta. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare business unit. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax/Xanax XR, Centrum, Caltrate, Medrol and Preparation H. The more significant components of finite-lived brands are the following (in order of significance): Nexium, Depo-Provera, Zavedos and, to a lesser extent, Idoform Bifiform, Polocard and Advil Cold and Sinus.

IPR&D

IPR&D assets represent R&D assets that have not yet received regulatory approval in a major market. The more significant components of IPR&D at December 31, 2017 are the programs for the treatment of non-metastatic and metastatic prostate cancer and the program for the oral PARP inhibitor for the treatment of patients with germline BRCA-mutated advanced breast cancer, both acquired as part of the Medivation acquisition.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated R&D effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of IPR&D and begin amortization. If the associated R&D effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield successful products. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life for each of our total finite-lived intangible assets and the largest component, developed technology rights, is approximately 10 years. Total amortization expense for finite-lived intangible assets was $4.8 billion in 2017, $4.1 billion in 2016 and $3.8 billion in 2015.

The following table provides the annual amortization expense expected for the years 2018 through 2022:
(MILLIONS OF DOLLARS)	2018	2019	2020	2021	2022
Amortization expense	$4,798	$4,592	$3,569	$3,474	$3,223

B. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	IH	EH	Total
Balance, January 1, 2016	$23,809	$24,433	$48,242
Additions(a)	6,357	12	6,369
Other(b)	(32)	(130)	(162)
Balance, December 31, 2016	30,134	24,315	54,449
Additions(c)	572	92	664
Other(d)	435	404	840
Balance, December 31, 2017	$31,141	$24,811	$55,952

(a)	IH additions primarily relate to our acquisitions of Medivation, Anacor and Bamboo (see Note 2A).

(b)	Primarily reflects the impact of foreign exchange and, with respect to EH, the impact of the reclassification of $119 million to Assets held for sale during 2016 (see Note 2B).

(c)
IH additions primarily represent measurement period adjustments related to our Medivation acquisition, and EH additions relate to our acquisition of AstraZeneca’s small molecule anti-infectives business (see Note 2A).

(d)	Primarily reflects the impact of foreign exchange and an adjustment of our estimate of goodwill associated with the HIS net assets sold.